UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 24, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

            COLORADO                                              41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS

         Minnesota Corn Processors, LLC announced on Monday, July 23, 2001 that its earnings for the second quarter of 2001 are $11.3 million. This amount represents the second highest quarter of earnings in MCP's twenty-year history. The original business plan for the quarter projected earnings of $4.5 million.

         A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release dated July 24, 2001 announcing MCP's record profits.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  MINNESOTA CORN PROCESSORS, LLC





Dated: July 24, 2001

                                                  By ___________________________
                                                     Daniel H. Stacken
                                                     Vice President and Chief
                                                     Financial Officer